EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

In connection with the Annual Report of MCF Corporation on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, D. Jonathan Merriman and John D. Hiestand, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 14, 2005

/s/ D. JONATHAN MERRIMAN
D. Jonathan Merriman Chairman and Chief Executive Officer

/s/ JOHN D. HIESTAND
John D. Hiestand Chief Financial Officer